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                                                                    EXHIBIT 23-2



                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 333-75046 and 333-36227 on Forms S-8 of J.D. Edwards & Company of our report dated May 3, 2001 on the consolidated financial statements of YOUcentric, Inc. and subsidiaries included in this Current Report on Form 8-K/A of J.D. Edwards & Company dated January 28, 2002.

/s/ Deloitte & Touche LLP
Charlotte, North Carolina
January 25, 2002